UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): September 29, 2023

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Demand Promissory Note

On October 2, 2023, FOXO Technologies Inc. (the “Company”) obtained a $42,500 loan from Andrew J. Poole, a director of the Company (the “Loan”), to be used to pay for the legal fees of Mitchell Silberberg & Knupp LLP through October 2023. The Company issued to Mr. Poole a demand promissory note for $42,500 evidencing the Loan (the “Note”). The Loan accrues interest in arrears at a rate of 13.25% per annum. The principal sum of the Note is due on demand, and in the absence of any demand, one year from the issuance date. The Note may be prepaid, in whole or in part, without penalty at any time.

The foregoing summary of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by this Item 2.03, the information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grant of Equity Awards

As previously disclosed within a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2023 (the “Prior 8-K”), the board of directors (the “Board”) of the Company appointed (i) Mark White to serve as Interim Chief Executive Officer of the Company and as a member of the Board pursuant to the terms of an employment agreement, dated as of September 19, 2023, by and between the Company and Mr. White, and (ii) Martin Ward to serve as Interim Chief Financial Officer of the Company pursuant to the terms of an employment agreement, dated as of September 19, 2023, by and between the Company and Mr. Ward.

On October 3, 2023, the Company granted Messrs. White and Ward each 2,500,000 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), pursuant to the Company’s 2022 Equity Incentive Plan, as amended, in consideration of services rendered and to be rendered to the Company. The shares awarded are not subject to any performance or vesting criteria, are deemed fully earned as of the grant date and are not subject to forfeiture, even if their employment with the Company terminates for any reason. The Compensation Committee of the Board approved these award grants on October 3, 2023.

Item 8.01 Other Events.

Layoffs, Liquidity Update and Continued Exploration of Strategic Alternatives

On September 29, 2023, the Company terminated the employment of four non-executive employees. These laid off employees are eligible for unemployment benefits subject to local regulations.

As of the date of this report, the Company has six non-executive employees, one consultant, two executive officers (one of whom is also a director), and two non-employee directors.

These layoffs allow the Company to conserve its cash resources as it continues to explore various strategic alternatives. As disclosed in the Prior 8-K, such strategic alternatives are focused on, among other things, AI technology-based applications and solutions and maximizing stockholder value, including, without limitation, a business combination involving the Company and its existing AI technology, a sale of all or part of the Company’s assets and/or restructurings (e.g., further reductions in headcount and expenses).

The Company has not set a timetable for completion of the exploration process, and management has only begun to make decisions related to strategic alternatives, which remain subject to their ongoing review, and which include but are not limited to:

●	an evaluation of whether KR8 AI Inc. (“KR8 AI”), a company in the development stage that uses artificial intelligence and machine learning to develop products and tools for content creators, and of which Messrs. White and Ward are substantial shareholders and executive officers, is a suitable acquisition candidate;

●	the identification of several potential business opportunities centered around developing personalized healthcare tools that leverage the Company’s patents in epigenetics and management’s experience in delivering software solutions, such as the development of an AI platform that delivers health and well-being data-driven insights to individuals, healthcare professionals and third-party service providers so that they can make informed decisions about their health and well-being;

●	the decision to pause sales of new life insurance products;

●	reductions in headcount and expenses; and

●	the identification of non-core business assets including dormant software which, if sold, could result in a reduction of the Company’s outstanding liabilities.

There can be no assurance that the exploration process will result in any strategic alternative, or as to its outcome or timing.

As a result of the cash conserved through the layoffs and other cost-saving measures described herein as well as the cost-saving measures described in the Prior 8-K (which include issuances of shares of Class A Common Stock and rights to service providers of the Company in satisfaction of outstanding amounts payable by the Company to such service providers), the Company expects to be able to fund its operations through October 2023. In the event that the Company is unable to secure financing or enter into a strategic transaction by that time, it may be forced to further curtail or suspend its operations, sell the Company, or possibly even file for bankruptcy or liquidate assets and wind-up and dissolve the Company. The Company has no current plans to file for bankruptcy or to liquidate assets.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. With respect to the matters addressed in this Current Report on Form 8-K, those factors include, but are not limited to: whether the layoffs will allow the Company to conserve its cash resources as it continues to explore various strategic alternatives; the process in which the Company engages to evaluate strategic alternatives; the terms, timing, structure, benefits and costs of any strategic transaction; whether the Company will enter into a strategic transaction with KR8 AI or at all; the impact of any strategic transaction on the Company; the Company’s ability to fund its operations through October 2023; and the Company’s ability to obtain financing as needed. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Demand Promissory Note 2.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: October 5, 2023	By:	/s/ Mark White
		Name:	Mark White
		Title:	Interim Chief Executive Officer

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